Matson Money U.S. Equity VI Portfolio
Schedule of Investments
May 31, 2026 (Unaudited)

OPEN-END FUNDS - 99.1%	Shares		Value
DFA U.S. Large Cap Value Portfolio III - Class Institutional (a)	198,597		$ 8,194,116
DFA U.S. Large Company Portfolio - Class Institutional	88,444		4,454,936
DFA U.S. Micro Cap Portfolio - Class Institutional	128,439		4,680,334
DFA U.S. Small Cap Portfolio - Class Institutional	79,054		4,688,696
DFA U.S. Small Cap Value Portfolio - Class Institutional	52,327		3,101,959
DFA VA U.S. Large Value Portfolio	31,706		1,274,246
DFA VA U.S. Targeted Value Portfolio	184,134		4,647,538
TOTAL OPEN-END FUNDS (Cost $21,089,444)			31,041,825

SHORT-TERM INVESTMENTS – 1.0%
MONEY MARKET FUNDS - 1.0%	Shares		Value
STIT-Government & Agency Portfolio - Institutional Class, 3.55% (b)	307,141		307,141
TOTAL MONEY MARKET FUNDS (Cost $307,140)			307,141

TOTAL INVESTMENTS - 100.1% (Cost $21,396,584)			31,348,966
Liabilities in Excess of Other Assets - (0.1)%		(0.00127)	(39,614)
TOTAL NET ASSETS - 100.0%			$ 31,309,352

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized yield as of May 31, 2026.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Matson Money U.S. Equity VI Portfolio has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments: Open-End Funds	$ 25,120,041	$ –	$ –	$ 25,120,041
Investments Measured at Net Asset Value(a)	–	–	–	5,921,784
Money Market Funds	307,141	–	–	307,141
Total Investments	$ 25,427,182	$ –	$ –	$ 31,348,966

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.